UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



Date of Report (Date of earliest event reported): February 28, 2001
                                                 (February 13, 2001)




                               Imo Industries Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)




              Delaware                1-9294                   21-0733751
     -----------------------      ---------------          ----------------
  (State or other jurisdiction  (Commission File Number)     (IRS Employer
          of incorporation)                              Identification Number)



                  997 Lenox Drive, Suite 111
                  Lawrenceville, New Jersey                  08648-0550
               ----------------------------              -----------------
         (Address of principal executive offices)            (Zip Code)


  Registrant's telephone number, including area code: (609) 896-7600


                                Not Applicable
                                ---------------
                       (Former name or former address,
                        if changed since last report)









Item 2.  Disposition of Assets.


On February 13, 2001, the Registrant sold the assets of its Morse Controls division and stock of the Morse related subsidiaries ("Morse Controls"), to Teleflex Incorporated ("Teleflex") pursuant to an agreement dated November 15, 2000 (the "Asset Purchase Agreement") for $135 million in cash, subject to final adjustment. The Asset Purchase Agreement has been filed as an exhibit to this Form 8-K and the foregoing is qualified in its entirety by reference to such exhibit.

Cash proceeds have been principally used by the Registrant to pay down its domestic senior debt and accounts receivable securitization. The transaction will be reflected in the Registrant's financial statements in the first quarter of 2001.

The purchase price was determined on the basis of arms length negotiations between the Registrant and Teleflex.

The Registrant's press release announcing the Stock Sale is also filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.
------   --------------------------------------------------------


         (b) Pro Forma Financial Information

         IMO INDUSTRIES INC. AND SUBSIDIARIES PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

         The following pro forma consolidated balance sheet as of September 30, 2000 and pro forma consolidated statements of income for the year ended December 31, 1999 and the nine months ended September 30, 2000 give effect to the sale of Morse Controls. The pro forma consolidated balance sheet is presented as if the transaction occurred at September 30, 2000. The pro forma consolidated statements of income are presented as if the transaction occurred at the beginning of the period presented.

         These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or that may be achieved in the future.


 Imo Industries Inc. and Subsidiaries
 Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
 September 30, 2000
 (Dollars in thousands)
                                                            Imo                                              Pro Forma
                                                         Industries      Morse                             Imo Industries
                                                          Inc. and       Controls        Pro Forma           Inc. and
                                                        Subsidiaries     Business       Adjustments         Subsidiaries
                                                       -------------- ---------------  ----------------  ------------------
 ASSETS
 Cash                                                     $    3,235    $    (2,975)     $    33,841   (b)    $     34,101

 Trade Accounts Receivable, net                               34,649        (23,101)          18,407   (b)          29,955

 Inventories
                                                              57,879        (35,136)               -                22,743
 Deferred income taxes
                                                              12,136           (224)               -                11,912
 Other Current Assets
                                                               2,336         (1,557)               -                   779
                                                       -------------- ---------------  --------------       ---------------

     TOTAL CURRENT ASSETS                                    110,235        (62,993)          52,248                99,490
 Property, Plant and Equipment
                                                              57,758        (20,301)               -                37,457
 Intangible Assets, Principally Goodwill
                                                             177,055        (56,894)               -               120,161
 Net Assets of Sold Business
                                                                   -         131,000       (131,000)  (a)                -
 Other Assets
                                                              29,353         (5,477)           2,000  (a)           25,876
                                                       -------------- ---------------  --------------       ---------------

                                    TOTAL ASSETS         $   374,401    $   (14,665)    $   (76,752)          $    282,984
                                                       ============== ===============  ==============       ===============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Notes Payable                                             $       1      $      (1)       $       -            $        -

 Trade Accounts Payable
                                                              18,829         (8,796)               -                10,033
 Accrued Expenses and Other Current Liabilities
                                                              38,013         (6,266)           4,000   (a)          35,747
 Current Portion of Long-term Debt
                                                              12,165               -          (4,100)  (b)           8,065

                                                       -------------- ---------------  --------------       ---------------
                       TOTAL CURRENT LIABILITIES
                                                              69,008        (15,063)           (100)                53,845
 Long-term Debt
                                                             151,716           (748)        (76,652)   (b)          74,316
 Other Liabilities
                                                              25,863         (1,061)               -                24,802

                                                       -------------- ---------------  --------------       ---------------
                               TOTAL LIABILITIES
                                                             246,587        (16,872)        (76,752)               152,963
 SHAREHOLDERS' EQUITY
 Common Stock
                                                                   1               -               -                     1
 Additional Paid-in Capital
                                                             120,751               -               -               120,751
 Retained Earnings
                                                              13,748               -               -                13,748
 Cumulative Foreign Currency Translation Adjustments
                                                             (6,686)           2,207               -               (4,479)

                                                       -------------- ---------------  --------------       ---------------
                 TOTAL SHAREHOLDERS' EQUITY ( DEFICIT)
                                                             127,814           2,207               -               130,021
                                                       -------------- ---------------  --------------       ---------------

 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY ( DEFICIT)                       $   374,401    $   (14,665)    $   (76,752)          $    282,984
                                                       ============== ===============  ==============       ===============

(a) Reflects the sale of the Morse Controls business to Teleflex for cash proceeds of $135 million, which amount approximated the recorded net book value of the business. $2 million of the proceeds was placed in an escrow account to be received upon final closing.
(b) Concurrent with the sale of Morse Controls, $99 million of the proceeds from the sale were used to paydown a portion of the Registrant's long-term debt and accounts receivable securitization.  The remaining $34 million was invested.
Note: Related tax effects as a result of the sale of Morse Controls were not considered in this pro forma condensed balance sheet.


Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Year Ended December 31, 1999
(Amounts in thousands, except per share data)

                                                          Imo Industries       Morse
                                                            Inc. and          Controls        Pro Forma            Pro Forma
                                                          Subsidiaries        Business          Adjustments       Consolidated
                                                         ---------------   ---------------   ------------------------------------
Net Sales                                                     $ 287,507       $ (107,831)          $    -            $   179,676
Cost of Sales
                                                                194,936          (80,621)               -                114,315
                                                         ---------------   ---------------   -------------      -----------------
                                        GROSS PROFIT
                                                                 92,571          (27,210)               -                 65,361

Selling, General and Administrative Expenses
                                                                 50,516          (14,632)               -                 35,884
Research and Development
                                                                  4,344           (2,002)               -                  2,342
                                                         ---------------   ---------------   -------------      -----------------

                              INCOME FROM OPERATIONS
                                                                 37,711          (10,576)               -                 27,135

Other income
                                                                (1,045)               119         (1,861)  (a)            (2,787)
Gain on sale of assets
                                                                (2,066)             2,066               -                      -
Interest expense
                                                                 16,668             (145)         (8,284)   (b)            8,239
                                                         ---------------   ---------------   -------------      -----------------

         LOSS FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES, MINORITY
         INTEREST AND EXTRAORDINARY
         ITEM
                                                                 24,154          (12,616)          10,145                 21,683

Income taxes
                                                                  8,840           (1,075)               -                  7,765
                                                         ---------------   ---------------   -------------      -----------------

                                LOSS FROM CONTINUING
                                 OPERATIONS                   $  15,314        $ (11,541)        $ 10,145             $   13,918
                                                         ===============   ===============   =============      =================



(a) Interest income calculated for the twelve months ended December 31, 1999, based on the Registrant's revised investment balance as a result of the transaction.
(b) Interest savings calculated for the twelve months ended December 31, 1999, based on the Registrant's revised debt as a result of the transaction.
Note: Related tax effects as a result of the sale of Morse Controls were not considered in this pro forma condensed statement of income.

Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Nine Months Ended September 30, 2000
(Amounts in thousands, except per share data)
                                                        Imo Industries      Morse
                                                          Inc. and         Controls        Pro Forma          Pro Forma
                                                        Subsidiaries       Business          Adjustments     Consolidated
                                                       ---------------  ---------------   ---------------------------------
Net Sales                                                   $ 246,488      $ (115,064)          $    -           $ 131,424
Cost of Sales
                                                              166,466         (84,683)               -              81,783
                                                       ---------------  ---------------   -------------     ---------------
                                      GROSS PROFIT
                                                               80,022         (30,381)               -              49,641

Selling, General and Administrative Expenses
                                                               41,836         (15,026)               -              26,810
Research and Development
                                                                3,116          (1,487)               -               1,629
                                                       ---------------  ---------------   -------------     ---------------

                            INCOME FROM OPERATIONS
                                                               35,070         (13,868)               -              21,202

Other income
                                                              (2,470)              525         (1,396) (a)         (3,341)
Gain on sale of assets
                                                                (276)                -               -               (276)
Interest expense
                                                               14,213             (81)         (6,213) (b)           7,919
                                                       ---------------  ---------------   -------------     ---------------

         LOSS FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES AND
         MINORITY INTEREST
                                                               23,603         (14,312)           7,609              16,900

Income taxes
                                                                9,403          (1,232)               -               8,171
                                                       ---------------  ---------------   -------------     ---------------

                       LOSS FROM CONTINUING OPERATIONS      $  14,200       $ (13,080)        $  7,609           $   8,729
                                                       ===============  ===============   =============     ===============



(a) Interest income calculated for the nine months ended September 30, 2000, based on the Registrant's revised investment balance as a result of the transaction.
(b) Interest savings calculated for the nine months ended September 30, 2000, based on the Registrant's revised debt as a result of the transaction.
Note: Related tax effects as a result of the sale of Morse Controls were not considered in this pro forma condensed statement of income.






         c)  Exhibits



         10.32 Stock Purchase Agreement dated as of November 15, 2000 between the Registrant and Teleflex Incorporated.


         99.1    Press release dated February 13, 2001 issued by the Registrant.




                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                IMO INDUSTRIES INC.



Date: February 28, 2001                 By:   /s/ G. Scott Faison
                                              -------------------
                                                 G. Scott Faison
                                                 Vice President and
                                                 Chief Financial Officer